UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8‑K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019

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PJT Partners Inc.
(Exact name of registrant as specified in its charter)

Delaware	001‑36869	36-4797143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Park Avenue New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 364-7800

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)On April 24, 2019, PJT Partners Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). As further discussed below, at the Annual Meeting, the stockholders of the Company approved the Amended and Restated PJT Partners Inc. 2015 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). The Company’s Board of Directors previously approved the Omnibus Incentive Plan, subject to stockholder approval. A description of the Omnibus Incentive Plan is set forth in the section entitled “Proposal 3–Approval of the Amended and Restated PJT Partners Inc. 2015 Omnibus Incentive Plan” starting on page 59 of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-36869), filed with the Securities and Exchange Commission on March 11, 2019 (the “Proxy Statement”), which is incorporated herein by reference. The description is qualified in its entirety by reference to the Omnibus Incentive Plan, a copy of which is attached as Exhibit 10.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)The Company held its Annual Meeting on April 24, 2019.

(b)The Company’s stockholders considered four proposals, each of which is described in more detail in the Proxy Statement. The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

Proposal 1.To elect the following Directors to the Board of Directors of the Company:

Nominee	FOR	WITHHOLD	BROKER NON-VOTES
Paul J. Taubman	12,311,739	1,930,415	7,133,180
Emily K. Rafferty	11,983,103	2,259,051	7,133,180

Proposal 2.To approve, on an advisory basis, the compensation of our Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,851,027	1,099,458	42,829	7,133,180

Proposal 3.To approve the Amended and Restated PJT Partners Inc. 2015 Omnibus Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,714,596	7,210,244	68,474	7,133,180

Proposal 4.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2019:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
39,925,901	168,543	32,050	—

With respect to the preceding matters, holders of Class A common stock are entitled to one vote per share. Holders of Class B common stock, without regard to the number of shares of Class B common stock held, are entitled to a number of votes that is equal to the aggregate number of vested and unvested PJT Partners Holdings LP (“PJT Partners Holdings”) Class A partnership units (the “Partnership Units”) and LTIP Units (which is a class of Partnership Units in PJT Partners Holdings) held by such holder on all matters presented to our stockholders other than director elections. With respect to the election of our directors, shares of Class B common stock initially entitle holders to only one vote per share of Class B common stock, though the voting power of Class B common stock with respect to the election of our directors may be increased to up to the number of votes to which a holder is then entitled on all other matters presented to stockholders. Holders of Class A common stock and Class B common stock vote together as a single class on the matters covered at the Annual Meeting, and their votes are counted and totaled together.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1+	Amended and Restated PJT Partners Inc. 2015 Omnibus Incentive Plan.
99.1

The section entitled “Proposal 3–Approval of the Amended and Restated PJT Partners Inc. 2015 Omnibus Incentive Plan” starting on page 59 of the Company’s Definitive Proxy Statement on Schedule 14A filed on March 11, 2019 is incorporated herein by reference.

+	Indicates management or compensation plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PJT Partners Inc.

By:	/s/ Salvatore Rappa
Name:	Salvatore Rappa
Title:	Managing Director, Corporate Counsel and Corporate Secretary

Date: April 25, 2019